UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2011

BULLION MONARCH MINING, INC.

(Exact Name of Registrant as Specified in Charter)

Utah	000-54045	20-1885668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 N. Main St., Suite 202
St. George, Utah 84770

(Address of Principal Executive Offices)

____________________

(801) 426-8111

(Registrant’s telephone number, including area code)

____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

STG_333326.1

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2011, the Board of Directors of Bullion Monarch Mining, Inc. (the “Company”) appointed Jack Hurley as director of the Company.  Mr. Hurley will serve until the 2011 Annual Meeting of Shareholders and until his successor is duly elected and qualified.  Mr. Hurley was also appointed to the Audit Committee of the Board of Directors.

There is no arrangement or understanding between Mr. Hurley and any other person pursuant to which Mr. Hurley was selected to serve as a director of the Company, nor does Mr. Hurley have a family relationship with any director, executive officer or person nominated as such of the Company.

In connection with his appointment to the Board of Directors, the Company has agreed to grant to Mr. Hurley an option to purchase 75,000 shares of the Company’s common stock.  Such options will be in addition to the option grants that will be made to all members of the Board of Directors and will be granted at a future date concurrently with grants made to the Company’s Board of Directors. Except as set forth in this paragraph, since the beginning of the Company’s last fiscal year, there was no transaction or series of similar transactions, nor is there any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Hurley, or members of his immediate family, had or will have a direct or indirect material interest.

Concurrently with the appointment of Mr. Hurley to the Board of Directors of the Company, on March 24, 2011 Peter Passaro resigned from the Board of Directors.  Mr. Passaro had no disagreements with the Company, its Board of Directors or its management in any matter relating to the Company’s operations, policies or practices.

On March 25, 2011, the Company issued a press release announcing the appointment of Mr. Hurley to the Company’s Board of Directors and the resignation of Mr.Passaro, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

On March 24, 2011, the Board of Directors of the Company approved the form of Stock Option Agreement for use with the 2011 Stock Option Plan of Bullion Monarch Mining, Inc. that was previously adopted. A copy of the form of Stock Option Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits.

10.1

Form of Stock Option Agreement for use with the 2011 Stock Option Plan of Bullion Monarch Mining, Inc.

99.1

Press Release, dated March 25, 2011, issued by Bullion Monarch Mining, Inc.

STG_333326.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2011

BULLION MONARCH MINING, INC.

By:

/s/ JAMES A. MORRIS

Name:  James A. Morris

Its:  President

STG_333326.1